Tax Agreement Liability (CPE Inc. only)	12 Months Ended
Dec. 31, 2013
Tax Agreement Liability (CPE Inc. only)
Tax Agreement Liability (CPE Inc. only)

10. Tax Agreement Liability (CPE Inc. only)

In connection with the initial public offering (“IPO”), CPE Inc. entered into a Tax Receivable Agreement with Rio Tinto Energy America Inc. (“Rio Tinto”), our former parent, and recognized a liability for the undiscounted amounts that CPE Inc. estimated will be paid to Rio Tinto under this agreement.  The amounts to be paid will be determined based on an annual calculation of future income tax savings that CPE Inc. actually realizes as a result of the tax basis increase that resulted from the IPO and Secondary Offering transactions. Generally, CPE Inc. retains 15% of the realized tax savings generated from the tax basis step-up and Rio Tinto is entitled to the remaining 85%.  CPE Inc. adjusts the estimated liability to reflect updated forecasts of future taxable income, no less than annually, and these adjustments, which could be significant, are reflected in CPE Inc.’s operating results. The estimated liability is based on forecasts of future taxable income over the anticipated life of the mining operations and reclamation activities, assuming no additional proven and probable coal reserves are acquired. The assumptions reflected in CPE Inc.’s estimates involve significant judgment and are subject to substantial uncertainty about future business operations. As such, the actual amount and timing of payments that are required to be made under the Tax Receivable Agreement could differ materially from our estimates.

The following table summarizes tax agreement liability activity during the years ended December 31 (in thousands):

	2013	2012	2011
Beginning balance	$116,538	$170,636	$190,111
Changes for the three months ended June 30	—	—	42,733
Changes for the three months ended September 30	10,515	(29,000)	(52,799)
Payments made	(23,459)	(25,098)	(9,409)
Ending balance	103,594	116,538	170,636
Less current portion	13,504	19,485	19,113
Long-term tax agreement liability	$90,091	$97,053	$151,523

During each of the three months ended September 30, 2013, 2012, and 2011, CPE Inc. completed its annual updates of its most recent operating plans, inclusive of market and cash cost forecasts, and calculation of the resulting amount and timing of estimated future taxable income.  The update to the operating plan in 2013 indicated an increase in the future tax value expected to be received resulting in an increase in the liability due to Rio Tinto and a charge to non-operating income for the year ended December 31, 2013.  The updates to the operating plans in 2012 and 2011 indicated the future tax value expected to be received declined; therefore, there was a decrease in the liability resulting in a benefit to non-operating income for the years ended December 31, 2012 and 2011.  Related adjustments to the net value of deferred tax assets are recorded through income tax expense.

During the three months ended September 30, 2011, CPE Inc. completed its final determinations of its increased tax basis in CPE Resources’s assets recorded as a result of the Secondary Offering transaction.  This final determination reduced the amount CPE Inc. expected to owe on the tax agreement liability and the net impact of this adjustment was recognized in equity.  In addition, during the three months ended June 30, 2011, the successful bids for the West Antelope II North and South coal tracts were considered triggering events for updating our estimates of the tax agreement liability.  This resulted in an increase in the estimated future liability and a charge to non-operating income.

The coal acquired as part of the Youngs Creek project, as discussed in Note 8, is not classified as proven and probable reserves at December 31, 2013; therefore, no adjustment was made to the tax agreement liability for this coal asset acquisition as we are unable to make a reasonable estimate of the expected additional taxable income resulting from the development of these assets until definitive mine plans are sufficiently advanced.  The tax agreement liability will be adjusted in the period when sufficient certainty is achieved for Youngs Creek project coal classification as proven and probable reserves.

The assumptions used in CPE Inc.’s forecasts are subject to substantial uncertainty about future business operations and the actual amount and timing of payments that are required to be made on the tax agreement liability could differ materially from our estimates.  Based on our current estimates, CPE Inc. is expected to make payments of approximately $14 million each year in 2014 and 2015 and additional payments in subsequent years.  CPE Inc. is obligated to make these payments in accordance with the Tax Receivable Agreement and expects to obtain funding for these payments by causing CPE Resources to distribute cash to CPE Inc.  CPE Inc.’s payments under this agreement would be greater if CPE Resources generates taxable income significantly in excess of its current estimated future taxable income over the anticipated life of its mines; for example, if CPE Resources’s proven and probable coal reserves increase beyond its existing tonnage and, as a result, CPE Inc. realizes the full tax benefit of such increased tax bases (or an increased portion thereof).  Required payments under this agreement also may increase or become accelerated as a result of certain asset transfers outside the ordinary course of business, a change in control of CPE Resources, or a default by CPE Inc.